Exhibit 99.1 2nd Quarter 2026 Investment Thesis August 5, 2026

Slides 3 — 13 Executive Summary

3 These materials contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder, notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies, including trade and tariff policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this earnings release; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the SEC. These forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect. Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of these materials. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC. Forward-Looking Statements

4 Non-GAAP Financial Measures The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this financial review. The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include a pension plan gain/loss, merger-related charges associated with completed acquisitions, debt securities gains/losses, distribution of excess pension assets expense, FDIC special assessment expense, and CECL Day 1 non-PCD provision expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes. The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed acquisitions, distribution of excess pension assets expense, and FDIC special assessment expense, as well as adjusted noninterest income, which excludes a pension plan gain/loss and debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

5 Corporate Strategy Old National’s primary strategic objective is to be a top quartile performing “basic bank” that is a primary, trusted partner to our clients in the communities we serve, and a highly respected, highly valued employer that continually empowers our team members to grow, develop and succeed.

6 Snapshot of Old National Financial data as of or for the quarter ended 6/30/2026, except as noted 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Market data as of 8/04/2026 3 Measured from 2011 – 2025 ex PCD loans 4 Per FDIC Summary of Deposits as of 6/30/2025 Assets Loans HFI Wealth AUM $74B TCE1 Market Cap2 Deposits $41B $51B $5B $56B $10B Top 5 Market Share In ~45% Of Our MSAs 6th Largest commercial bank headquartered in Midwest Top 25 Banking company based in the U.S. by assets Founded: 1834 HQ: Evansville, IN Nasdaq Listed: ONB Banking Centers: 346 Team Members: 4,914 Profitability Deposits Credit Capital 1.39% Adj. ROAA1 23% NIB % of Core Deposits 0.22% NCOs (ex. PCD) 7.7% TCE / TA1 ~75% 5+ Year Core Deposit Tenure 19.9% Adj. ROATCE1 1.71% Total Cost 1.34% 15-Yr Cumulative NCOs / Avg. Loans3 11.1% CET1 45% Adj. Efficiency1 1.21% ACL / Loans HFI 13.7% Total RBC

7 Financial data as of or for the quarter ended 6/30/2026, except as noted 1 Vs. Peers - See Appendix for definition of Peer Group 2 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 3 Includes loans held-for-sale The Best of Offense and Defense OFFENSE Top quartile 2Q2026 financial metrics1 • 1.39% Adj. ROAA2 • 19.9% Adj. ROATCE2 • 45.2% Adj. Efficiency Ratio2 Ample liquidity and capital • 91% loan-to-deposit ratio3 • 11.09% CET1 capital to RWA • TBV1 up 14% YoY • 4.4 million shares of common stock repurchased • Prioritizing organic growth and capital growth over M&A DEFENSE Quality, peer-leading deposit franchise • Growth in total deposits of 3.4% annualized • Low total deposit costs of 171 bps for 2Q26 • 75% of core deposits have tenure >5 years • NIB deposits represent 23% of core deposits Strong credit culture • Well-reserved — 100% weighted Moody’s S-2 scenario • $612 million allowance for credit losses, or 1.21% of total loans, includes ~5% reserve on PCD loans • Additionally, $42 million of credit discount remaining on Bremer non-PCD loans • Granular and diversified loan portfolio • Low net charge-offs of 22 bps, excluding PCD loans

8 Leading Profitability & Capital Generation1 1.6% 1.5% 1.5% 1.4% 1.4% 1.3% 1.3% 1.3% 1.3% 1.3% 1.2% 1.2% 1.1% 1.0% 0.6% 20.9% 19.9% 18.5% 18.1% 17.4% 17.4% 16.8% 15.3% 15.2% 15.1% 14.7% 14.7% 14.3% 11.7% 7.4% 14% 17% 19% 20% 22% 25% 26% 28% 31% 32% 34% 37% 40% 43% 49% 1 Peer Group data per S&P Capital IQ Pro as of 3/31/2026 - See Appendix for definition of Peer Group 2 Core metrics, as defined by S&P Capital IQ Pro 3 Estimates as of 8/04/2026 4 Defined as 2026E ROATCE x (1- 2026E dividend payout ratio) per FactSet estimates 5 ONB data as of 6/30/2026 2026E Payout Ratio3ROATCE2ROAA2 Equity Retention Rate3,4 18.0% 15.5% 12.8% 12.7% 12.2% 11.8% 11.4% 10.9% 10.6% 10.5% 9.7% 9.2% 8.9% 7.7% 6.0% 5 5 ONB Peers

9 Peer Leading Profitability & Efficiency1 2023 25.3% 23.7% 21.3% 20.6% 20.0% 19.4% 18.8% 17.4% 17.0% 16.8% 16.0% 15.5% 14.1% 13.4% 13.1% 2024 20.2% 19.8% 18.7% 16.9% 16.9% 16.2% 16.0% 15.5% 14.7% 14.6% 14.4% 13.4% 12.8% 12.7% 8.3% 2025 19.0% 18.9% 18.6% 18.5% 18.4% 17.8% 17.2% 16.7% 15.6% 14.9% 14.7% 14.6% 14.2% 14.0% 11.2% 1 Peer Group data per S&P Capital IQ Pro - See Appendix for definition of Peer Group 2 Core metrics for peers, as defined by S&P Capital IQ Pro for the full year presented 3 ONB data as reported for adjusted metrics for each full year period ROATCE2,3 Efficiency Ratio3 2024 45.9% 49.5% 52.2% 54.4% 55.6% 56.4% 56.5% 57.0% 57.6% 59.7% 60.0% 60.1% 61.0% 63.9% 64.6% 2025 47.2% 47.8% 48.8% 52.0% 54.2% 54.3% 54.8% 56.5% 56.9% 57.8% 58.5% 59.7% 59.8% 60.9% 63.5% 2023 42.5% 49.9% 50.4% 50.8% 53.3% 54.2% 55.6% 55.6% 55.7% 56.5% 57.3% 57.7% 58.5% 62.9% 63.7% ONB Peers

10 0.42% 1.34% 0.59% 3.74% 3-Year 15-Year 71% 76% 80% 87% 75% Lower Quartile Average Upper Quartile Max 3 and 15-Year Cumulative NCOs / Avg. Loans2Risk-Weighted Assets / Total Assets1 ONB Peer Average Financial data as of or for the quarter ended 6/30/2026, except as noted 1 Peer Group data per S&P Capital IQ Pro as of 3/31/2026 - See Appendix for definition of Peer Group 2 Peer Group data per S&P Capital IQ Pro as of full years 2023-2025 for 3-Year and 2011-2025 for 15-Year 3 Excludes purchased credit deteriorated net charge-offs Low-Risk Balance Sheet Relative to Peers 3 Peer Group

11 ONB has Dramatically Enhanced Franchise Value Source: S&P Capital IQ Pro 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Data as of 6/30/2025 FDIC Summary of Deposits by MSA 3 Weighted by deposits in MSA ~$18B in Deposits #9 Mkt Share ~$8B in Deposits #4 Mkt Share ~$5B in Deposits #1 Mkt Share ~$1B in Deposits #12 Mkt Share ~$2B in Deposits #12 Mkt Share ~$1B in Deposits #8 Mkt Share 2019 Q2 ’26 $20 $12 $1.45 $10.35 58% 2,709 192 $75.8 1M $63,028 $74 $41 $2.60 (ann.) $14.32 45% 4,914 346 $160.5 4M $89,324

12 Proven Franchise Enhancement and Value Creation Source: S&P Capital IQ Pro, FactSet & Transaction Filings (deal metrics reflect assumptions at announcement) 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Calculated as 2027E ROATCE * (1 - 2027E payout ratio) Estimates as of 8/03/2026 2021 2022 2023 2024 2025 $24 $47 $22 $49 $54 $3 $72 $16

13 $8.37 $9.00 $10.35 $11.43 $11.70 $9.42 $11.00 $11.91 $13.71 $13.93 $14.32 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 2Q26 Strong TBV Per Share Growth History1 TBV Per Share CAGR (%) Old National2 KRX3 2-Year 11.7% 8.7% 3-Year 13.3% 9.9% 5-Year 3.7% 3.0% 7-Year 6.2% 5.9% Source: S&P Capital IQ Pro and Company documents 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Data as of 12/31/2025 3 Data as of 12/31/2025; average for KRX companies 2017 - 2022 CAGR of 2% 2023 - 2025 CAGR of 12%

Financial Details Data as of June 30, 2026

15 2Q26 Key Messages Record second quarter results • EPS of $0.65 and record efficiency ratio1 of 47.0% – Record adjusted EPS1 of $0.65 and record adjusted efficiency ratio1 45.2% – Record net income and adjusted net income • Peer-leading profitability – ROATCE1 of 19.8%; 19.9% as adjusted1 – ROAA1 of 1.38%; 1.39% as adjusted1 • 7th consecutive quarter of YoY positive operating leverage • Total capital returned to common shareholders of $163 million during 2Q26 – Combined payout ratio of 65% – Repurchased $107 million of common stock; $277 million authorization remaining – Paid $56 million of quarterly common stock cash dividends Credit quality remains a hallmark of Old National • Nonaccrual loans down $50 million, or 10%, QoQ • Normalized 30+ day delinquencies, provision and NCOs Capital remains strong • TBV1 per share up 14% YoY • CET1 of 11.09%; stable compared to 1Q26 • Basel 3 proposed rule changes may provide additional capital flexibility 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non- GAAP reconciliation

16 Second-Quarter 2026 Highlights Key Performance Drivers • EPS of $0.65; record adjusted EPS1 of $0.65 • Total loan2 growth of $1.0 billion, 8.3% annualized – C&I growth of $495 million, 12.7% annualized – CRE growth of $342 million, 6.2% annualized • Granular low-cost deposit franchise – Total deposits up 3.4% annualized – Total deposit costs of 171 bps, down 1 bp – Interest-bearing deposit costs of 223 bps, down 1 bp • Record efficiency ratio1 of 47.0% and a record 45.2% adjusted1 ratio • 4.4 million shares of common stock repurchased • NCOs of 26 bps; 22 bps excluding PCD loans • TBV1 per share up 11% annualized vs. 1Q26; up 14% YoY $ in millions, except per share data 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes loans held-for-sale Reported Adjusted1 EPS $0.65 $0.65 Net Income $249 $250 Return on Average Assets 1.38% 1.39% Return on Average TCE1 19.8% 19.9% Efficiency Ratio1 47.0% 45.2% NIM1 3.54% TBV1 Per Share $14.32 TBV1 Per Share Growth (annualized) 11.2% Total Loan2 Growth (annualized) 8.3% Total Deposit Growth (annualized) 3.4% Total Cost of Deposits 171 bps

17 2Q26 1Q26 2Q25 % Change End of Period Balances 2Q26 vs. 1Q26 2Q26 vs. 2Q25 Available-for-sale securities, at fair value $11,582 $11,446 $11,005 1% 5% Held-to-maturity securities, at amortized cost $2,845 $2,860 $2,926 (1)% (3)% Total loans1 $50,816 $49,788 $47,980 2% 6% Total assets $74,189 $73,003 $70,980 2% 5% Total deposits $56,147 $55,672 $54,358 1% 3% Borrowings $8,424 $7,823 $7,346 8% 15% Total liabilities $65,606 $64,492 $62,853 2% 4% Shareholders’ equity $8,584 $8,511 $8,126 1% 6% CET1 capital to RWA2 11.09% 11.11% 10.74% —% 3% AOCI $(558) $(543) $(600) (3)% 7% Tangible common book value per share3 $14.32 $13.93 $12.60 3% 14% Loans / Deposits 91% 89% 88% 2% 3% Liquid, Well-Capitalized Balance Sheet $ in millions 1 Includes loans held-for-sale 2 2Q26 figures are preliminary 3 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation

Earning Assets

Total Loans[1]



Up 6% YoY
$47,980
$49,788
$50,816
6.16%
5.88%
5.88%
2Q25
1Q26
2Q26
%
Loan Yields

Total Securities[2]



$14,521
$14,937
$15,083
4.07%
4.05%
4.11%
2Q25
1Q26
2Q26
%
Securities Yields

Total loans[1]

- Total loan growth of $1.0 billion or 8.3% annualized
  - C&I loan growth of $495 million
  - CRE loan growth of $342 million
  - $3.5 billion total commercial production
    - 89% floating; avg yield of 5.8%
    - 11% fixed; avg yield of 6.1%
  - $5.6 billion record total commercial pipeline; up 2% from 1Q26

Securities[2]

- Duration[3] of 4.1, consistent with 1Q26
- 2Q26 new money yield of 5.11%
- Estimated NTM cash flows[4] of ~$2.3 billion
- High-quality portfolio
  - 85% U.S. treasuries and agency-backed
  - 10% highly-rated municipals securities
  - 5% corporate and other
  - All CMBSs are agency-backed

$ in millions [1] End of period balances; includes loans held-for-sale [2] End of period balances; includes available-for-sale securities, held-to-maturity securities, equity securities, and FHLB/FRB stock [3] Available-for-sale effective duration including securities hedges [4] Cash flows include principal & interest

OLD NATIONAL BANCORP | 18

Second-Quarter 2026 Results

	2Q26	1Q26	2Q25	% Change 2Q26 vs. 1Q26	% Change 2Q26 vs. 2Q25
Net Interest Income (FTE)[1,2]	**$586**	$580	$522	1%	12%
Provision for credit losses[3]	**36**	35	107	3%	(66%)
Adjusted noninterest income[1]	**140**	122	112	15%	25%
Pension plan gain	**13**	—	21	N/M	(38%)
Adjusted noninterest expense[1]	**360**	354	344	2%	5%
Merger-related and other charges[5]	**12**	11	41	9%	(71%)
Income taxes (FTE)[1,2]	**78**	69	37	13%	111%
Net income	**$253**	**$234**	**$126**	8%	101%
Preferred Dividends	**4**	4	4	—%	—%
Net income applicable to common shares	**$249**	$230	$122	8%	104%
Net income applicable to common shares, adjusted[1,2]	**$250**	$238	$191	5%	31%
NIM (FTE)[1,2]	**3.54%**	3.55%	3.53%	(1) bps	1 bps
Earnings per diluted share	**$0.65**	$0.59	$0.34	10%	91%
Adjusted earnings per diluted share[1]	**$0.65**	$0.61	$0.53	7%	23%
Return on average assets	**1.38%**	1.29%	0.77%	9 bps	61 bps
Adjusted return on average assets[1]	**1.39%**	1.33%	1.19%	6 bps	20 bps
Return on average tangible common equity[1]	**19.8%**	18.4%	12.0%	140 bps	780 bps
Adjusted return on average tangible common equity[1]	**19.9%**	19.0%	18.1%	90 bps	180 bps

$ in millions, except per-share data [1] Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Fully Taxable Equivalent Basis [3] Includes the provision for credit losses on unfunded loan commitments [4] Includes a loss associated with the termination of the Bremer pension plan [5] Includes merger-related expenses, distribution of excess pension assets, and FDIC special assessment

OLD NATIONAL BANCORP | 19

Net Interest Income & Net Interest Margin

Net Interest Income[1]



$522
$580
$586
3.53%
3.55%
3.54%
2Q25
1Q26
2Q26
%
NIM¹

Impacts on Net Interest Margin[1]



3.55%
(0.02)%
(0.02)%
0.02%
0.01%
3.54%
1Q26
Rate / volume mix
Subordinated Debt / SOFR
Days
IB Deposit Costs
2Q26

Key Performance Drivers

- Net interest income[1] increase reflective of high quality loan growth and stable core deposit pricing, partly offset by funding mix
- NIM[1] decreased 1 bp vs. 1Q26
- Strong low-cost deposit franchise
  - Total deposit costs of 171 bps; down 1 bp
  - Interest bearing deposit costs of 223 bps; down 1 bp
- Subordinated debt and lower SOFR; reduction of $4 million or 2 bps

Balance Sheet Remains Well Positioned

- 62% of loans are variable/floating-rate
  - 94% reprice within 3 months
- 89% of 2Q26 production was floating rate
- ~$7.4 billion fixed-rate loans and securities expected to reprice over NTM
- $3.1 billion of net balance sheet hedges protect down side risk

$ in millions [1] Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Weighted average rate at end of period

OLD NATIONAL BANCORP | 20

21 Noninterest Income $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Key Performance Drivers • Strong increases in all fee income lines • Other income elevated due to market value adjustments, as well as higher BOLI income and an asset recovery • Quarter-end mortgage pipeline was $229 million compared to $282 million for 1Q26 2Q26 1Q26 2Q25 Bank Fees $41 $39 $37 Wealth Fees 42 40 36 Mortgage Fees 11 10 10 Capital Markets 12 11 7 Other 34 22 22 Adjusted Noninterest Income1 $140 $122 $112

22 Noninterest Expense $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Key Performance Drivers • Disciplined expense management • Record adjusted efficiency ratio1 of 45.2% 2Q26 1Q26 2Q25 Salaries & Employee Benefits $183 $176 $180 Occupancy & Equipment 45 49 43 Technology & Communication 36 35 36 Amortization of intangibles 24 26 20 Other 72 68 65 Adjusted Noninterest Expense1 $360 $354 $344

23 Allowance for Credit Losses $608 $0 $4 $612 Allowance 3/31/2026 Economic Forecast & Other Assumptions Loan Growth & Unfunded Commitments Allowance 6/30/2026 1.22% Credit Quality Asset Quality 0.30% 0.24% 0.29% 1.24% 1.03% 0.91% 30+ Day Delinquency Nonaccrual Loans 2Q25 1Q26 2Q26 $ in millions 1 Includes reserve for unfunded commitments 2 Excludes loans held-for-sale Key Credit Quality Metrics • NCOs of 22 bps excluding 4 bps impact of PCD loans • Nonaccrual loans declined $50 million, or 10% • 30+ day delinquency in normalized range Key ACL Model Assumptions • 100% weighting to Moody’s S-2 scenario • Qualitative reserves represent ~23% of total ACL Purchase Accounting Impact • $42 million of credit discount remaining on Bremer non-PCD loans • 5% of allowance on the remaining $1.9 billion of PCD loans ACL / Total Loans2% 1.21% 1 Net Charge-Offs 0.24% 0.26% 0.26% 0.21% 0.19% 0.22% ONB ONB, excluding PCD 2Q25 1Q26 2Q26

24 Peer Credit Data 30+ Day Delinquency ONB Peer Average FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 1Q26 2Q26 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Net Charge-Offs ONB Peer Average FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 1Q26 2Q26 (0.10)% 0.00% 0.10% 0.20% 0.30% 0.40% Non-Performing Loans ONB Peer Average FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 1Q26 2Q26 0.00% 0.50% 1.00% 1.50% Net Charge-Offs / Non-Performing Loans ONB Peer Average FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 1Q26 2Q26 (10)% 0% 10% 20% 30% 40% 50% 1 Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group 2 Excludes purchased credit deteriorated net charge-offs 1 1 1 1 2 2

25 Conservative Lending Limit/Risk Grades $ in millions 1 Data as of 6/30/2026

26 CRE Non- Owner Occupied 33% CRE Owner Occupied 12% C&I 32% Residential Real Estate 17% Consumer 6% Multifamily 13% Retail 4% Other 6% Warehouse Industrial 6% Office 4% Warehouse Industrial 4% Office 1% Senior Housing 1% Retail 3% Other 3% Total Loans By State MN $10.1 20% IL 8.7 17% IN 5.8 11% WI 4.6 9% MI 3.1 6% TN 2.2 4% ND 1.6 3% KY 1.6 3% FL 1.3 3% TX 1.2 3% OH 1.1 2% Other 9.5 19% Total $50.8 100% Diversified Loan Portfolio Total Loans $50.8 billion CRE Non-Owner Occupied $16.6 billion CRE Owner Occupied $5.9 billion $ in billions As of 6/30/2026 Excludes loans held-for-sale Summations may not equal due to rounding

CRE Non-Owner Occupied Maturities

CRE NOO
Maturing <18 Mos.
Current Int. Rate



>4%
$5.0 billion
<4%

CRE NOO
Maturing <18 Mos.
Int. Rate <4%
~1% of Total Loans



Office
Other
$0.7 billion
Multifamily

Maturing CRE NOO Loans

- Manageable volume of loans subject to refinance risk
  - Predominantly multifamily; continues to experience stronger demand and rents
  - ~1% of total loans that are CRE non-owner occupied mature within 18 months at <4% rate
  - Loans underwritten at +300 bps over contractual rates at origination

As of 6/30/2026

OLD NATIONAL BANCORP | 27

28 CRE Non-Owner Occupied - Office Our Lending Looks More Like This ...Less Like This • Total office portfolio of $2.2 billion; average loans size is $3.8 million • 84% located in bank’s footprint, diversified by submarket • 59% of portfolio is MOB and/or occupied by investment grade tenants • CBD office exposure is low (9% of NOO Office) and primarily within footprint, across 12 cities • Weighted averages – LTV of ~60% – DSC of ~1.47x As of 6/30/2026

29 CRE Non Owner Occupied - Multifamily Our Lending Looks More Like This ...Less Like This • Total multifamily portfolio of $6.7 billion; average loans size is $5.3 million • 87% located in bank’s footprint • Stable demand and rental rates in core markets (IL, MN, WI) • Multifamily remains dominant and stable CRE asset class with no material exposure to rent controlled properties • Weighted averages – LTV of ~59% – DSC of ~1.34x As of 6/30/2026

30 Key Performance Drivers • TBV1 per share up 11% annualized vs. 1Q26; up 14% YoY • Total capital returned to common shareholders of $163 million during 2Q26 – Combined payout ratio of 65% – Repurchased $107 million of common stock in 2Q26; $277 million authorization remaining – Paid $56 million of quarterly common stock cash dividends • Strong capital position validated by internal stress testing • HTM securities pre-tax unrealized losses of $376 million (~$282 million net of tax) • Expect AOCI to recover3 ~10% by year-end 2026 Strong Capital Position 1 2Q26 figures are preliminary 2 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 3 Based on implied forward curve at 6/30/2026 2Q26 1Q26 2Q25 CET1 capital to RWA 11.09% 11.11% 10.74% Tier 1 capital to RWA 11.53% 11.56% 11.20% Total capital to RWA 13.65% 13.71% 12.59% TCE to tangible assets2 7.68% 7.67% 7.26% Tangible common book value2 per share $14.32 $13.93 $12.60 1

31 Average Total Deposits $49.8 $55.1 $55.5 $38.2 $42.2 $42.7 $11.6 $12.9 $12.9 IB NIB 2Q25 1Q26 2Q26 % Quality, Low-Cost Deposit Franchise Key Performance Drivers • Period end total deposits up 3.4% annualized, increases in public funds and business checking, partly offset by seasonal outflows of retail deposits • NIB deposits represent 23% of total deposits • Total deposit costs of 171 bps; down 1 bp • 36% of total deposits are exception priced – Average rate1 of 2.58% at June 30, 2026; stable with March 31, 2026 $ in billions 1 Weighted average rate at end of period Period-End Total Deposits $54.4 $55.7 $56.1 $24.6 $24.7 $24.2 $24.2 $26.1 $26.9 $5.6 $4.9 $5.0 Retail Commercial Public 2Q25 1Q26 2Q26 Cost of IB Deposits 2.24%2.52% 2.23% Total Cost of Deposits 1.93% 1.97% 1.80% 1.72% 1.71% 3.19% 2.99% 2.59% 2.57% 2.58% Cost of Deposits Exception Pricing 2Q25 3Q25 4Q25 1Q26 2Q26 1 Up 3% YoY

32 ~75% >5 years Core Deposit Tenure 25% 29%18% 28% <5 years 5-15 years 15-25 years >25 years Deposit Highlights • Insured deposits2 >70% of total deposits • Granular low-cost deposit franchise – Top 20 deposit clients represents ~9% of total deposits; weighted average tenure ~16 years; >70% collateralized or insured – ~80% of accounts have balances <$25k; average balance of ~$4,500 – Exception and special pricing ◦ ~36% of total deposits ◦ Weighted average rate of 2.58% Average Core Account Balance ONB Peer Average $0-$250k >$250k $17k $1.1mm $25k $1.4mm 1 Granular, Long-Tenured Deposit Base $ in billions, unless otherwise stated As of 6/30/2026 1 Peer Group data per S&P Global Market Intelligence as of 3/31/2026 - See Appendix for definition of Peer Group 2 Includes the estimate of Old National Bank federally uninsured deposit balances for regulatory purposes, as adjusted for affiliate deposits and collateralized or otherwise insured deposits

Outlook

	2Q26 Actual	Full-Year 2026 Outlook Original[1]	Current
EOP loans *(Including HFS)*	up 8% annualized	up 4%-6% YoY	up 6%-8% YoY
Net interest income *(FTE basis)*[2]	$586 million	~$2,415 million +/- 2% *(Up 13-18% YoY)*	~$2,400 million +/- 2% *(Updated for 1Q26 sub. debt)*
Noninterest income[2]	$140 million	~$485 - $505 million	~$515 - $525 million
Noninterest expense[2]	$360 million	~$1,435 - $1,455 million	*Unchanged*
Net charge-off ratio	0.26%	~0.25% - 0.30%	*Unchanged*
Provision for credit losses	$36 million	~$135 - $145 million	*Unchanged*
Income Tax Rates			
GAAP	22%	~22%	*Unchanged*
Adjusted FTE	23%	~24%	*Unchanged*

Results in positive operating leverage and >15% EPS growth YoY

Net interest income drivers - we see more opportunities than headwinds in today's environment

- *Fixed rate repricing with 5-year Treasury at ~4.25%*
- *Higher loan growth outlook*
- *Loan spread & asset mix opportunities*
- *No Fed interest rate actions in 2026 assumed*
- *Deposit pricing remains competitive*
- *Funding mix remains relatively stable*

$ in millions [1] As presented in the Company's 4Q25 earnings presentation [2] Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation

OLD NATIONAL BANCORP | 33

Appendix Appendix

35 Commitment to Excellence Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders

36 Commitment to the Communities We Serve Old National’s 2025 Community Action Report (“CAR”) Report showcases our commitment to: • Strong risk management and corporate governance principles • Putting our clients at the center of all we do • Investing in our team members • Strengthening our communities • Sustainability To view ONB’s CAR Report and Sustainability Accounting Standards Board (“SASB”) Index, go to oldnational.com

37 CAR At A Glance - 2025 *Value of volunteer time based on figure of $34.79 as established by the Independent Sector

38 Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares • Stock ownership guidelines have been established for executive officers as follows: Commitment to Strong Corporate Governance • As indicated in Old National’s annual meeting proxy statement filed on April 2, 2026, each named executive officer has met their stock ownership requirement other than our President & Chief Operating Officer, who joined the Company in July 2025 and is in the stock accumulation period permitted under the guidelines

39 • Tied to long-term shareholder value 2025 Executive Compensation Short-Term Incentive Compensation Performance Measure Weight Adjusted EPS 100% Pre-determined formulaic modifiers for relative deposit cost and deposit growth versus banks in the KRX Index Long-Term Equity Compensation Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) CEO 60% All other NEO’s 50% Service-based CEO 40% All other NEO’s 50%

Board of Directors and Corporate Governance

Tenure



0-5 years
6-10 years
> 10 years
17%
50%
33%

92%	Independent	**33%**	Gender, racial and ethnic board composition
67%	Other public company board or executive experience	**Lead Independent Director**	Daniel S. Hermann
Annual Election	Elected each year for one-year term	**Stock Ownership**	Robust stock ownership guidelines
Director Education	Comprehensive director education throughout the year	**Self-Assessment**	Annual board and committee assessments

Diversity in backgrounds, education, professional experiences, gender, minority status and perspectives

Barbara A. Boigegrain
Former Chief Executive Officer
& General Security
Wespath Benefits and Investments

Thomas L. Brown
Former Senior Vice President
& Chief Financial Officer
RLI Corp.
Former Partner
PricewaterhouseCoopers LLP

Kathryn J. Hayley
Chief Executive Officer
Rosewood Advisory Services, LLC
Former Executive Vice President
UnitedHealthcare

Peter J. Henseler
Former Chairman
TOMY International

Daniel S. Hermann
Lead Independent Director
Old National Bancorp
Founding Partner
Lechwe Holdings, LLC
Former Chief Executive Officer
AmeriQual Group, LLC

Ryan C. Kitchell
Former Executive Vice President,
Chief Administrative Officer
& Chief Financial Officer
Indiana University Health

Daniel C. Reardon
Co-Chief Executive Officer & Trustee
Otto Bremer Trust

James C. Ryan, III
Chairman & Chief Executive Officer
Old National Bancorp

Thomas E. Salmon
Former Chairman
& Chief Executive Officer
Berry Global Group, Inc.

Michael J. Small
Chairman, Kognitive Networks, Inc.
Former President &
Chief Executive Officer
Gogo, Inc.

Derrick J. Stewart
Executive Vice President
& Chief Operating Officer
YMCA Retirement Fund

Katherine E. White
Professor of Law
Wayne State University Law School
Retired Brigadier General
U.S. Army National Guard

OLD NATIONAL BANCORP | 40

Non-GAAP Reconciliation

	2Q26	1Q26	2Q25	FY2022	FY2019
Net interest income	$579.0	$572.6	$514.8	$1,327.9	$604.3
FTE Adjustment	7.5	7.8	7.1	18.4	12.9
Net interest income (FTE)	$586.5	$580.4	$521.9	$1,346.4	$617.2
Add: Noninterest income	153.6	122.3	132.5	399.7	199.3
Total revenue (FTE)	$740.1	$702.8	$654.4	$1,746.1	$816.5
Less: Provision for credit losses	(36.2)	(34.9)	(106.8)	(144.8)	(4.7)
Less: Noninterest expense	(372.2)	(364.7)	(384.7)	(1,038.2)	(508.5)
Income before income taxes (FTE)	$331.7	$303.1	$162.9	$563.1	$303.3
Less: Income taxes (FTE)	78.3	69.4	37.3	134.9	65.1
Net income	**$253.4**	**$233.7**	**$125.6**	**$428.2**	**$238.2**
Less: Preferred dividends	(4.0)	(4.0)	(4.1)	(14.0)	0.0
Net income applicable to common shares	**$249.4**	**$229.6**	**$121.5**	**$414.2**	**$238.2**
Earnings Per Share	**$0.65**	**$0.59**	**$0.34**	**$1.50**	**$1.38**
Adjustments:					
Pension plan gain	$(13.2)	$0.0	$(21.0)	$0.0	$0.0
Merger-related charges	12.1	7.3	41.2	131.9	6.0
Distribution of excess pension assets	0.0	3.4	0.0	0.0	0.0
CECL Day 1 non-PCD provision	0.0	0.0	75.6	96.3	0.0
Debt securities gains/losses	0.0	(0.1)	0.0	0.1	(1.9)
ONB Way Charges	0.0	0.0	0.0	0.0	11.4
Property Optimization	0.0	0.0	0.0	26.8	0.0
Gain on sale of health savings accounts	0.0	0.0	0.0	(90.7)	0.0
Total adjustments	(1.1)	10.6	95.9	164.4	15.5
Less: Tax effect on net total adjustments[1]	2.1	(2.6)	(26.4)	(37.6)	(3.8)
Total adjustments, net of tax	$1.0	$8.0	$69.4	$126.8	$11.7
Net income applicable to common shares, adjusted	250.4	237.7	190.9	541.0	249.9
Adjusted Earnings Per Diluted Share	**$0.65**	**$0.61**	**$0.53**	**$1.96**	**$1.45**

$ in millions, except per share data. Summations may not equal due to rounding. *[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state)*

OLD NATIONAL BANCORP | 41

42 2Q26 1Q26 2Q25 Noninterest income $153.6 $122.3 $132.5 Less: Pension plan gain (13.2) 0.0 (21.0) Less: Debt securities gains/losses 0.0 (0.1) 0.0 Adjusted noninterest income $140.4 $122.2 $111.5 Noninterest expense $372.2 $364.7 $384.8 Less: Merger-related charges (12.1) (7.3) (41.2) Less: Distribution of excess pension assets 0.0 (3.4) 0.0 Adjusted noninterest expense $360.1 $354.0 $343.7 Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding. 2Q26 1Q26 2Q25 Shareholders' equity $8,583.8 $8,510.7 $8,126.4 Less: Preferred equity (243.7) (243.7) (243.7) Shareholders' common equity 8,340.1 8,267.0 7,882.7 Less: Goodwill and other intangible assets (2,862.4) (2,886.4) (2,944.4) Tangible shareholders' common equity $5,477.7 $5,380.6 $4,938.3 Common shares outstanding 382.5 386.3 391.8 Tangible common book value $14.32 $13.93 $12.60 Total assets $74,189.4 $73,002.7 $70,979.8 Less: Goodwill and other intangible assets (2,862.4) (2,886.4) (2,944.4) Tangible assets $71,327.0 $70,116.3 $68,035.4 Tangible shareholders’ common equity to tangible assets 7.68% 7.67% 7.26%

Non-GAAP Reconciliation

	2Q26	1Q26	2Q25
Noninterest Expense	$372.2	$364.7	$384.7
Less: Intangible amortization	(24.0)	(25.6)	(19.6)
Noninterest expense, excluding intangible amortization	348.2	339.1	365.1
Adjustments:			
Less: Merger-related charges	(12.1)	(7.3)	(41.2)
Less: Distribution of excess pension assets	0.0	(3.4)	0.0
Less: Amortization of tax credits investments	(7.8)	(7.1)	(5.8)
Adjusted noninterest expense for efficiency ratio	**$328.3**	**$321.3**	**$318.1**
Net interest income	$579.0	$572.6	$514.8
Add: FTE adjustment	7.5	7.8	7.1
Net interest income (FTE)	$586.5	$580.4	$521.9
Noninterest income	153.6	122.3	132.5
Total revenue (FTE)	$740.1	$702.8	$654.4
Less: Debt securities gains/losses	0.0	(0.1)	0.0
Total revenue, excluding debt securities gains/losses	740.1	702.7	654.4
Adjustments:			
Less: Pension plan gain	(13.2)	0.0	(21.0)
Adjusted total revenue for efficiency ratio	**$726.9**	**$702.7**	**$633.4**
Efficiency Ratio	**47.0%**	**48.3%**	**55.8%**
Adjusted Efficiency Ratio	**45.2%**	**45.7%**	**50.2%**

	2Q26	1Q26	2Q25
Net interest income	$579.0	$572.6	$514.8
FTE adjustment	7.5	7.8	7.1
Net interest income (FTE)	$586.5	$580.4	$521.9
Average earnings assets	$66,341.9	$65,433.5	$59,061.2
Net interest margin	3.49%	3.50%	3.49%
Net interest margin (FTE)	**3.54%**	**3.55%**	**3.53%**

$ in millions
Summations may not equal due to rounding.

OLD NATIONAL BANCORP | 43

Non-GAAP Reconciliation

	FY2025	FY2024	FY2023	FY2021	FY2019
Noninterest Expense	$1,485.3	$1,094.4	$1,026.3	$501.4	$508.5
Less: Intangible amortization	(78.7)	(27.5)	(24.2)	(11.4)	(16.9)
Noninterest expense, excluding intangible amortization	1,406.6	1,066.9	1,002.1	490.0	491.6
Adjustments:					
Less: Merger-related charges	(140.9)	(37.3)	(28.7)	(14.6)	(6.0)
Less: Amortization of tax credits investments	(26.1)	(13.3)	(15.4)	(6.7)	(2.7)
Less: FDIC special assessment	3.0	(3.0)	(19.1)	0.0	0.0
Less: ONB Way Charges	0.0	0.0	0.0	(1.9)	(11.4)
Less: Contract termination charges	0.0	0.0	(4.4)	0.0	0.0
Less: Louisville expenses	0.0	0.0	(3.4)	0.0	0.0
Less: Property optimization charges	0.0	0.0	(1.6)	0.0	0.0
Less: Distribution of excess pension assets	0.0	(13.3)	0.0	0.0	0.0
Less: Separation expense	0.0	(2.6)	0.0	0.0	0.0
Adjusted noninterest expense for efficiency ratio	**$1,242.6**	**$997.3**	**$929.6**	**$466.8**	**$471.5**
Net interest income	$2,057.9	$1,530.8	$1,503.1	$596.4	$604.3
Add: FTE adjustment	28.4	24.5	23.4	13.9	12.9
Net interest income (FTE)	$2,086.3	$1,555.3	$1,526.5	$610.3	$617.2
Noninterest income	466.5	354.7	333.4	214.2	199.3
Total revenue (FTE)	$2,552.8	$1,910.0	$1,859.9	$824.5	$816.5
Less: Debt securities gains/losses	0.0	0.2	6.3	(4.3)	(1.9)
Less: Pension plan gain	(5.0)	0.0	0.0	0.0	0.0
Total revenue, excluding debt securities gains/losses	2,547.8	1,910.2	1,866.2	820.2	814.6
Adjustments:					
Less: Gain on sale of Visa Class B restricted shares	0.0	0.0	(21.6)	0.0	0.0
Adjusted total revenue for efficiency ratio	**$2,547.8**	**$1,910.2**	**$1,844.6**	**$820.2**	**$814.6**
Efficiency Ratio	**55.1%**	**55.9%**	**53.7%**	**59.7%**	**60.4%**
Adjusted Efficiency Ratio	**48.8%**	**52.2%**	**50.4%**	**56.9%**	**57.9%**

$ in millions
Summations may not equal due to rounding.

OLD NATIONAL BANCORP | 44

45 2Q26 1Q26 2Q25 Net income applicable to common shares $249.4 $229.6 $121.5 Add: Intangibles amortization, net of tax 18.0 19.2 14.7 Tangible net income applicable to common shares $267.4 $248.8 $136.2 Total adjustments, net of tax $1.0 $8.0 $69.4 Adjusted net income applicable to common shares, excluding intangibles amortization $268.4 $256.8 $205.6 Average GAAP shareholders’ common equity $8,264.5 $8,300.5 $7,208.4 Less: Average goodwill and other intangible assets (2,873.9) (2,894.8) (2,670.7) Average tangible shareholders’ common equity $5,390.6 $5,405.7 $4,537.7 Return on average tangible shareholders’ common equity 19.8% 18.4% 12.0% Adjusted return on average tangible common equity 19.9% 19.0% 18.1% Net income $253.4 $233.7 $125.6 Total adjustments, net of tax 1.0 8.0 69.4 Adjusted Net Income $254.4 $241.7 $195.0 Average Assets $73,298.2 $72,453.8 $65,486.1 Return on average assets 1.38% 1.29% 0.77% Adjusted return on average assets 1.39% 1.33% 1.19% Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding.

46 FY2025 FY2024 FY2023 FY2021 Net income applicable to common shares $653.1 $523.1 $565.9 $277.5 Add: Intangibles amortization, net of tax 59.0 20.6 18.1 8.5 Tangible net income applicable to common shares $712.1 $543.7 $584.0 $286.0 Total adjustments, net of tax $155.5 $55.0 $33.4 $9.2 Adjusted net income applicable to common shares, excluding intangibles amortization $867.6 $598.7 $617.4 $295.2 Average GAAP shareholders’ common equity $7,370.3 $5,776.0 $5,010.6 $2,997.5 Less: Average goodwill and other intangible assets (2,706.0) (2,237.7) (2,112.9) (1,077.1) Average tangible shareholders’ common equity $4,664.3 $3,538.3 $2,897.7 $1,920.4 Return on average tangible shareholders’ common equity 15.3% 15.4% 20.2% 14.9% Adjusted return on average tangible common equity 18.6% 16.9% 21.3% 15.4% Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding.

47 FY2025 FY2024 FY2023 FY2022 1Q22 Shareholders' equity $8,494.8 $6,340.3 $5,562.9 $5,128.6 $5,232.1 Less: Preferred equity (243.7) (243.7) (243.7) (243.7) (243.7) Shareholders' common equity 8,251.1 6,096.6 5,319.2 4,884.9 4,988.4 Less: Goodwill and other intangible assets (2,908.0) (2,296.1) (2,101.0) (2,125.1) (2,144.6) Tangible shareholders' common equity $5,343.1 $3,800.5 $3,218.2 $2,759.8 $2,843.8 Common shares outstanding 389.7 319.0 292.7 292.9 293.0 Tangible common book value $13.71 $11.91 $11.00 $9.42 $9.71 FY2021 FY2020 FY2019 FY2018 FY2017 Shareholders' equity $3,012.0 $2,972.7 $2,852.5 $2,689.6 $2,154.4 Less: Preferred equity 0.0 0.0 0.0 0.0 0.0 Shareholders' common equity 3,012.0 2,972.7 2,852.5 2,689.6 2,154.4 Less: Goodwill and other intangible assets (1,071.7) (1,083.0) (1,097.1) (1,113.3) (881.1) Tangible shareholders' common equity $1,940.3 $1,889.7 $1,755.4 $1,576.3 $1,273.3 Common shares outstanding 165.8 165.4 169.6 175.1 152.0 Tangible common book value $11.70 $11.43 $10.35 $9.00 $8.37 Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding FTE - Fully taxable equivalent

2026 Peer Group

Like-size, publicly-traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp

Columbia Banking System, Inc.	COLB
Cullen/Frost Bankers, Inc.	CFR
First Horizon Corporation	FHN
Huntington Bancshares, Inc.	HBAN
M&T Bank Corporation	MTB
Pinnacle Financial Partners, Inc.	PNFP
Regions Financial Corporation	RF
SouthState Bank Corporation	SSB
UMB Financial Corporation	UMBF
Valley National Bancorp	VLY
Webster Financial Corporation	WBS
Western Alliance Bancorporation	WAL
Wintrust Financial Corporation	WTFC
Zions Bancorporation	ZION

OLD NATIONAL BANCORP | 48

49 Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Durchholz, CPA SVP - Director of Investor Relations 812-464-1366 lynell.durchholz@oldnational.com Old National Investor Relations Contact

Glossary of Terms

Term	Definition
ACL	Allowance for credit losses
AOCI	Accumulated other comprehensive income
AUM	Assets under management
bp(s)	Basis point(s)
CAGR	Compound annual growth rate
C&I	Commercial and industrial
CBD	Central business district
CECL	Current expected credit losses
CET1	Common equity tier 1
CMBS	Commercial mortgage-backed security
DSC	Debt service coverage ratio
E	Estimated
EOP	End of period
EPS	Earnings per share
FTE	Fully taxable equivalent
FY	Full-year
GAAP	U.S. generally accepted accounting principles
HFI	Held for investment
HFS	Held-for-sale
HHI	Household income
HTM	Held-to-maturity
IB	Interest-bearing
KRX	"KBW" Nasdaq Regional Bank Index
LTV	Loan-to-value

Term	Definition
M&A	Mergers and acquisitions
mm	Million
MOB	Medical office building
MOE	Merger of Equals
MSA	Metropolitan statistical area
N/M	Not meaningful
NCOs	Net charge-offs
NEO	Named executive officer
NIB	Noninterest-bearing
NII	Net interest income
NIM	Net interest margin
NOO	Non-owner occupied
NTM	Next 12 months
PCD	Purchased credit deteriorated
QoQ	Quarter-over-quarter
RBC	Risk based capital
ROAA	Return on average assets
ROATCE	Return on average tangible common equity
RWA	Risk-weighted assets
TA	Tangible assets
TBV	Tangible common book value
TCE	Tangible common equity
TSR	Total shareholder return
YoY	Year-over-year

OLD NATIONAL BANCORP | 50